UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05262

MFS SERIES TRUST VIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
October 31, 2021
MFS®  Global Growth Fund
WGF-ANN

MFS® Global Growth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, the effectiveness of vaccines appears to wane over time, and their uneven distribution impacts the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has begun to taper its bond buying, which has pushed up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March and a $1.1 trillion infrastructure bill in November, the U.S. Congress aims to approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
December 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Alphabet, Inc., “A”	6.4%
Microsoft Corp.	5.4%
Accenture PLC, “A”	2.7%
Apple, Inc.	2.5%
Canadian Pacific Railway Ltd.	2.3%
Alibaba Group Holding Ltd.	2.3%
Tencent Holdings Ltd.	2.2%
ICON PLC	2.1%
Dollarama, Inc.	2.1%
American Tower Corp., REIT	1.9%
GICS equity sectors (g)
Information Technology	23.6%
Health Care	14.6%
Consumer Discretionary	14.1%
Communication Services	12.9%
Consumer Staples	11.0%
Industrials	9.5%
Financials	9.2%
Real Estate	1.9%
Materials	1.6%
Utilities	0.6%
Issuer country weightings (x)
United States	64.5%
Canada	5.7%
China	5.5%
Switzerland	4.6%
United Kingdom	4.4%
Ireland	2.9%
South Korea	2.2%
Japan	2.1%
France	1.9%
Other Countries	6.2%
Currency exposure weightings (y)
United States Dollar	70.0%
British Pound Sterling	5.2%
Swiss Franc	4.6%
Hong Kong Dollar	4.5%
Euro	4.4%
Canadian Dollar	3.1%
South Korean Won	2.2%
Japanese Yen	2.1%
Indian Rupee	1.6%
Other Currencies	2.3%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of October 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended October 31, 2021, Class A shares of the MFS Global Growth Fund (fund) provided a total return of 32.88%, at net asset value. This compares with a return of 34.69% for the fund’s benchmark, the MSCI All Country World Growth Index (net div).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve indicated it will reduce the pace of its asset purchases beginning in November. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection and an underweight position in the strong-performing information technology sector weighed on the fund's performance relative to the MSCI All Country World Growth Index over the reporting period. Within this sector, not holding shares of computer graphics processor maker NVIDIA and lithography systems manufacturer ASML (Netherlands), holding shares of global provider of banking and payment technologies Fidelity National Information Services(b) and an overweight position in financial technology services provider Fiserv detracted from relative returns. The stock price of Fidelity National Information Services declined over the reporting period after the company reported mixed financial results as higher costs dampened profit margins.
Security selection in the consumer discretionary sector also weakened relative returns. Here, the fund's overweight position in online and mobile commerce company Alibaba Group (China), and not holding shares of electric vehicle manufacturer Tesla, hurt relative results. Alibaba Group’s share price declined as the company came under an
4

Management Review - continued
anti-monopoly review by Chinese regulators in which it was forced to sell some of its media assets. Additionally, a general increase in Chinese regulatory pressures on technology firms also appeared to have weighed on investor sentiment.
An overweight allocation to the consumer staples sector further held back relative performance, led by the fund's overweight positions in poor-performing cosmetic products manufacturer Kose (Japan) and household products manufacturer Reckitt Benckiser (United Kingdom). The stock price of Kose declined over the reporting period as weak domestic demand weighed on its financial results.
Elsewhere, the fund's overweight position in multinational technology conglomerate Tencent Holdings (China), and its holdings of medical technology company Becton, Dickinson & Co.(b), also dampened relative results as both stocks lagged the performance of the benchmark.
Contributors to Performance
Stock selection in both the communication services and industrials sectors lifted relative performance over the reporting period. Within the communication services sector, the timing of the fund's position in internet search provider Baidu(b)(h) (China), and its overweight position in technology company Alphabet, benefited relative returns. The stock price of Alphabet climbed as investors appeared to have reacted favorably to stronger-than-expected sales in the company's search, YouTube and cloud businesses. Within the industrials sector, the timing of the fund's overweight position in consumer credit reporting agency Equifax aided relative results as increased US mortgage-related volumes helped drive solid financial results.
Security selection and, to a lesser extent, an overweight position in the financials sector also supported relative returns. Here, holding shares of financial services provider Charles Schwab(b), the fund's overweight position in risk management and human capital consulting services provider Aon, and the timing of the fund's position in global alternative asset manager Blackstone, contributed to relative performance. The stock price of Aon rose after it announced the termination of its proposed acquisition of Wills Towers Watson due to the U.S. Department of Justice's (DOJ) civil antitrust action to block the deal. An upside earnings surprise provided additional support to the stock price, driven by solid margins and strong organic growth from new business generation.
Stocks in other sectors that further supported relative performance included not holding shares of internet retailer Amazon.com, holding shares of clinical research organization ICON(b) (Ireland) and global pharmaceutical research firm PRA Health Sciences(b)(h) and an overweight position in IT servicing firm Accenture.
Respectfully,
Portfolio Manager(s)
Jeffrey Constantino and Joseph Skorski
5

Management Review - continued
Note to Shareholders: Effective April 15, 2021, David Antonelli is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 10/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 10/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	11/18/93	32.88%	18.43%	13.25%	N/A
B	11/18/93	31.86%	17.53%	12.39%	N/A
C	1/03/94	31.89%	17.53%	12.40%	N/A
I	1/02/97	33.19%	18.71%	13.52%	N/A
R1	4/01/05	31.89%	17.54%	12.39%	N/A
R2	10/31/03	32.52%	18.12%	12.96%	N/A
R3	4/01/05	32.86%	18.42%	13.24%	N/A
R4	4/01/05	33.19%	18.71%	13.52%	N/A
R6	3/01/13	33.30%	18.80%	N/A	13.47%
Comparative benchmark(s)

MSCI All Country World Growth Index (net div) (f)	34.69%	19.86%	14.17%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	25.24%	17.03%	12.58%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	27.86%	17.32%	12.39%	N/A
C With CDSC (1% for 12 months) (v)	30.89%	17.53%	12.40%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World Growth Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.
8

Performance Summary  - continued
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2021 through October 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Expenses Paid During Period (p) 5/01/21-10/31/21
A	Actual	1.22%	$1,000.00	$1,059.62	$6.33
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
B	Actual	1.97%	$1,000.00	$1,055.56	$10.21
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
C	Actual	1.97%	$1,000.00	$1,055.53	$10.21
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
I	Actual	0.97%	$1,000.00	$1,060.89	$5.04
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
R1	Actual	1.97%	$1,000.00	$1,055.67	$10.21
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
R2	Actual	1.47%	$1,000.00	$1,058.10	$7.63
	Hypothetical (h)	1.47%	$1,000.00	$1,017.80	$7.48
R3	Actual	1.22%	$1,000.00	$1,059.58	$6.33
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
R4	Actual	0.97%	$1,000.00	$1,060.81	$5.04
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
R6	Actual	0.88%	$1,000.00	$1,061.35	$4.57
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
10/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.0%
Alcoholic Beverages – 3.0%
Diageo PLC	282,151	$ 14,024,523
Kweichow Moutai Co. Ltd.	29,567	8,462,810
Pernod Ricard S.A.	16,417	3,770,939
		$26,258,272
Apparel Manufacturers – 5.7%
Adidas AG	41,784	$ 13,684,043
Burberry Group PLC	344,045	9,082,558
LVMH Moet Hennessy Louis Vuitton SE	15,439	12,086,316
NIKE, Inc., “B”	85,187	14,250,933
		$49,103,850
Brokerage & Asset Managers – 2.1%
Blackstone, Inc.	23,457	$ 3,246,918
Charles Schwab Corp.	179,910	14,758,017
		$18,004,935
Business Services – 9.5%
Accenture PLC, “A”	64,166	$ 23,022,119
CGI, Inc. (a)	95,882	8,565,541
Cognizant Technology Solutions Corp., “A”	83,894	6,551,283
Equifax, Inc.	37,501	10,403,902
Fidelity National Information Services, Inc.	93,851	10,393,060
Fiserv, Inc. (a)	137,551	13,547,398
Verisk Analytics, Inc., “A”	41,828	8,795,174
		$81,278,477
Cable TV – 1.1%
Charter Communications, Inc., “A” (a)	14,103	$ 9,517,974
Computer Software – 7.0%
Microsoft Corp.	138,966	$ 46,083,905
Naver Corp.	39,487	13,821,432
		$59,905,337
Computer Software - Systems – 3.1%
Apple, Inc.	143,034	$ 21,426,493
Samsung Electronics Co. Ltd.	89,445	5,358,829
		$26,785,322
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 2.1%
Otis Worldwide Corp.	103,309	$ 8,296,746
Sherwin-Williams Co.	31,401	9,941,870
		$18,238,616
Consumer Products – 5.8%
Church & Dwight Co., Inc.	179,390	$ 15,671,510
Colgate-Palmolive Co.	96,634	7,362,545
Estee Lauder Cos., Inc., “A”	15,791	5,121,495
Kose Corp.	97,700	11,306,541
Reckitt Benckiser Group PLC	125,569	10,181,962
		$49,644,053
Electrical Equipment – 4.0%
Amphenol Corp., “A”	185,426	$ 14,235,154
Fortive Corp.	147,680	11,180,853
TE Connectivity Ltd.	61,921	9,040,466
		$34,456,473
Electronics – 3.1%
Analog Devices, Inc.	45,501	$ 7,893,968
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	98,935	11,248,910
Texas Instruments, Inc.	40,534	7,599,314
		$26,742,192
Food & Beverages – 2.1%
Nestle S.A.	108,303	$ 14,291,359
PepsiCo, Inc.	25,836	4,175,098
		$18,466,457
Gaming & Lodging – 0.8%
Flutter Entertainment PLC (a)	36,198	$ 6,833,874
General Merchandise – 2.6%
B&M European Value Retail S.A.	522,131	$ 4,524,609
Dollarama, Inc.	389,647	17,612,196
		$22,136,805
Health Maintenance Organizations – 0.7%
Cigna Corp.	27,345	$ 5,841,165
Insurance – 3.1%
Aon PLC	47,438	$ 15,176,365
Marsh & McLennan Cos., Inc.	68,927	11,497,024
		$26,673,389
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – 11.0%
Alibaba Group Holding Ltd. (a)	960,072	$ 19,863,197
Alphabet, Inc., “A” (a)	18,683	55,318,869
Tencent Holdings Ltd.	305,100	18,942,514
		$94,124,580
Leisure & Toys – 1.6%
Electronic Arts, Inc.	96,489	$ 13,532,582
Machinery & Tools – 1.5%
Daikin Industries Ltd.	30,800	$ 6,750,201
Schindler Holding AG	22,351	5,814,775
		$12,564,976
Medical & Health Technology & Services – 2.1%
ICON PLC (a)	63,231	$ 18,132,754
Medical Equipment – 10.6%
Abbott Laboratories	38,037	$ 4,902,589
Agilent Technologies, Inc.	35,375	5,571,209
Becton, Dickinson and Co.	42,072	10,080,030
Boston Scientific Corp. (a)	374,192	16,138,901
Danaher Corp.	41,224	12,852,406
Medtronic PLC	64,339	7,711,673
STERIS PLC	37,830	8,842,384
Stryker Corp.	41,636	11,078,090
Thermo Fisher Scientific, Inc.	21,451	13,579,985
		$90,757,267
Other Banks & Diversified Financials – 6.1%
Credicorp Ltd.	22,709	$ 2,944,449
Credicorp Ltd.	30,231	3,919,752
HDFC Bank Ltd.	651,482	13,821,999
Julius Baer Group Ltd.	71,804	5,190,027
Mastercard, Inc., “A”	15,445	5,182,106
Moody's Corp.	21,507	8,692,054
Visa, Inc., “A”	60,235	12,755,966
		$52,506,353
Pharmaceuticals – 1.2%
Roche Holding AG	28,031	$ 10,839,204
Printing & Publishing – 0.9%
Wolters Kluwer N.V.	74,582	$ 7,814,690
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Railroad & Shipping – 2.6%
Canadian National Railway Co.	17,493	$ 2,324,994
Canadian Pacific Railway Ltd.	258,052	19,973,225
		$22,298,219
Restaurants – 0.9%
Starbucks Corp.	70,585	$ 7,486,951
Specialty Chemicals – 0.4%
Sika AG	10,587	$ 3,584,502
Specialty Stores – 1.8%
Ross Stores, Inc.	75,107	$ 8,502,112
TJX Cos., Inc.	105,481	6,907,951
		$15,410,063
Telecommunications - Wireless – 1.9%
American Tower Corp., REIT	57,596	$ 16,240,344
Utilities - Electric Power – 0.6%
Xcel Energy, Inc.	78,644	$ 5,079,616
Total Common Stocks (Identified Cost, $501,719,471)		$850,259,292
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $4,748,732)	4,748,732	$ 4,748,732

Other Assets, Less Liabilities – 0.4%		3,456,615
Net Assets – 100.0%		$858,464,639

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,748,732 and $850,259,292, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 10/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $501,719,471)	$850,259,292
Investments in affiliated issuers, at value (identified cost, $4,748,732)	4,748,732
Cash	1,750,562
Receivables for
Investments sold	14,505,542
Fund shares sold	894,857
Interest and dividends	1,322,350
Other assets	31
Total assets	$873,481,366
Liabilities
Payable to custodian	$14,461
Payables for
Investments purchased	13,289,365
Fund shares reacquired	852,779
Payable to affiliates
Investment adviser	837
Administrative services fee	1,343
Shareholder servicing costs	143,133
Distribution and service fees	13,553
Payable for independent Trustees' compensation	50
Deferred country tax expense payable	576,537
Accrued expenses and other liabilities	124,669
Total liabilities	$15,016,727
Net assets	$858,464,639
Net assets consist of
Paid-in capital	$461,306,669
Total distributable earnings (loss)	397,157,970
Net assets	$858,464,639
Shares of beneficial interest outstanding	12,895,090
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$391,787,031	5,942,049	$65.93
Class B	4,536,842	82,054	55.29
Class C	17,013,194	311,909	54.55
Class I	126,592,899	1,862,986	67.95
Class R1	766,052	14,077	54.42
Class R2	4,491,428	71,065	63.20
Class R3	4,914,952	74,903	65.62
Class R4	2,152,959	32,479	66.29
Class R6	306,209,282	4,503,568	67.99

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $69.95 [100 / 94.25 x $65.93]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 10/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$9,530,668
Other	38,310
Dividends from affiliated issuers	4,339
Income on securities loaned	990
Foreign taxes withheld	(390,216)
Total investment income	$9,184,091
Expenses
Management fee	$7,122,627
Distribution and service fees	1,158,179
Shareholder servicing costs	573,475
Administrative services fee	112,221
Independent Trustees' compensation	13,389
Custodian fee	101,223
Shareholder communications	58,510
Audit and tax fees	89,097
Legal fees	4,591
Miscellaneous	184,987
Total expenses	$9,418,299
Fees paid indirectly	(22)
Reduction of expenses by investment adviser and distributor	(796,478)
Net expenses	$8,621,799
Net investment income (loss)	$562,292
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$56,060,738
Foreign currency	(70,140)
Net realized gain (loss)	$55,990,598
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $390,701 increase in deferred country tax)	$154,888,209
Translation of assets and liabilities in foreign currencies	357
Net unrealized gain (loss)	$154,888,566
Net realized and unrealized gain (loss)	$210,879,164
Change in net assets from operations	$211,441,456
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/21	10/31/20
Change in net assets
From operations
Net investment income (loss)	$562,292	$384,486
Net realized gain (loss)	55,990,598	21,204,612
Net unrealized gain (loss)	154,888,566	42,327,587
Change in net assets from operations	$211,441,456	$63,916,685
Total distributions to shareholders	$(22,314,557)	$(11,012,322)
Change in net assets from fund share transactions	$40,081,037	$55,938,114
Total change in net assets	$229,207,936	$108,842,477
Net assets
At beginning of period	629,256,703	520,414,226
At end of period	$858,464,639	$629,256,703
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$51.22	$46.53	$40.55	$40.66	$32.89
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.01)	$0.10	$0.09	$0.10(c)
Net realized and unrealized gain (loss)	16.54	5.62	7.73	1.27	8.21
Total from investment operations	$16.50	$5.61	$7.83	$1.36	$8.31
Less distributions declared to shareholders
From net investment income	$—	$(0.04)	$(0.04)	$(0.07)	$(0.02)
From net realized gain	(1.79)	(0.88)	(1.81)	(1.40)	(0.52)
Total distributions declared to shareholders	$(1.79)	$(0.92)	$(1.85)	$(1.47)	$(0.54)
Net asset value, end of period (x)	$65.93	$51.22	$46.53	$40.55	$40.66
Total return (%) (r)(s)(t)(x)	32.86	12.17	20.28	3.38	25.70(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.36	1.38	1.39	1.38(c)
Expenses after expense reductions (f)	1.22	1.21	1.31	1.37	1.33(c)
Net investment income (loss)	(0.06)	(0.03)	0.23	0.21	0.29(c)
Portfolio turnover	22	39	21	22	27
Net assets at end of period (000 omitted)	$391,787	$290,411	$283,181	$214,801	$203,117
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$43.53	$39.93	$35.28	$35.76	$29.18
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.42)	$(0.32)	$(0.20)	$(0.20)	$(0.15)(c)
Net realized and unrealized gain (loss)	13.97	4.80	6.66	1.12	7.25
Total from investment operations	$13.55	$4.48	$6.46	$0.92	$7.10
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.79)	(0.88)	(1.81)	(1.40)	(0.52)
Total distributions declared to shareholders	$(1.79)	$(0.88)	$(1.81)	$(1.40)	$(0.52)
Net asset value, end of period (x)	$55.29	$43.53	$39.93	$35.28	$35.76
Total return (%) (r)(s)(t)(x)	31.86	11.34	19.36	2.58	24.78(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.11	2.13	2.14	2.13(c)
Expenses after expense reductions (f)	1.97	1.97	2.08	2.13	2.08(c)
Net investment income (loss)	(0.82)	(0.78)	(0.54)	(0.55)	(0.46)(c)
Portfolio turnover	22	39	21	22	27
Net assets at end of period (000 omitted)	$4,537	$4,277	$4,928	$5,020	$5,097

Class C	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$42.96	$39.42	$34.85	$35.34	$28.85
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.41)	$(0.32)	$(0.20)	$(0.20)	$(0.14)(c)
Net realized and unrealized gain (loss)	13.79	4.74	6.58	1.11	7.15
Total from investment operations	$13.38	$4.42	$6.38	$0.91	$7.01
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.79)	(0.88)	(1.81)	(1.40)	(0.52)
Total distributions declared to shareholders	$(1.79)	$(0.88)	$(1.81)	$(1.40)	$(0.52)
Net asset value, end of period (x)	$54.55	$42.96	$39.42	$34.85	$35.34
Total return (%) (r)(s)(t)(x)	31.89	11.33	19.37	2.58	24.75(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.11	2.13	2.14	2.13(c)
Expenses after expense reductions (f)	1.97	1.97	2.07	2.13	2.08(c)
Net investment income (loss)	(0.81)	(0.78)	(0.55)	(0.55)	(0.45)(c)
Portfolio turnover	22	39	21	22	27
Net assets at end of period (000 omitted)	$17,013	$14,222	$13,332	$8,857	$13,743
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$52.63	$47.77	$41.58	$41.64	$33.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.09	$0.25	$0.19	$0.26(c)
Net realized and unrealized gain (loss)	17.01	5.79	7.89	1.29	8.34
Total from investment operations	$17.13	$5.88	$8.14	$1.48	$8.60
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.14)	$(0.14)	$(0.14)	$(0.12)
From net realized gain	(1.79)	(0.88)	(1.81)	(1.40)	(0.52)
Total distributions declared to shareholders	$(1.81)	$(1.02)	$(1.95)	$(1.54)	$(0.64)
Net asset value, end of period (x)	$67.95	$52.63	$47.77	$41.58	$41.64
Total return (%) (r)(s)(t)(x)	33.19	12.45	20.58	3.60	26.03(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.10	1.13	1.14	1.14(c)
Expenses after expense reductions (f)	0.97	0.97	1.06	1.13	1.10(c)
Net investment income (loss)	0.19	0.17	0.56	0.44	0.70(c)
Portfolio turnover	22	39	21	22	27
Net assets at end of period (000 omitted)	$126,593	$98,214	$83,727	$22,537	$17,272

Class R1	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$42.86	$39.33	$34.78	$35.27	$28.79
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.40)	$(0.32)	$(0.18)	$(0.20)	$(0.15)(c)
Net realized and unrealized gain (loss)	13.75	4.73	6.54	1.11	7.15
Total from investment operations	$13.35	$4.41	$6.36	$0.91	$7.00
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.79)	(0.88)	(1.81)	(1.40)	(0.52)
Total distributions declared to shareholders	$(1.79)	$(0.88)	$(1.81)	$(1.40)	$(0.52)
Net asset value, end of period (x)	$54.42	$42.86	$39.33	$34.78	$35.27
Total return (%) (r)(s)(t)(x)	31.89	11.33	19.35	2.59	24.77(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.11	2.13	2.14	2.13(c)
Expenses after expense reductions (f)	1.97	1.97	2.10	2.13	2.09(c)
Net investment income (loss)	(0.79)	(0.80)	(0.52)	(0.56)	(0.47)(c)
Portfolio turnover	22	39	21	22	27
Net assets at end of period (000 omitted)	$766	$442	$317	$862	$961
See Notes to Financial Statements
22

Financial Highlights – continued
Class R2	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$49.29	$44.88	$39.24	$39.42	$31.97
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.13)	$(0.03)	$(0.02)	$0.02(c)
Net realized and unrealized gain (loss)	15.88	5.42	7.48	1.24	7.95
Total from investment operations	$15.70	$5.29	$7.45	$1.22	$7.97
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.79)	(0.88)	(1.81)	(1.40)	(0.52)
Total distributions declared to shareholders	$(1.79)	$(0.88)	$(1.81)	$(1.40)	$(0.52)
Net asset value, end of period (x)	$63.20	$49.29	$44.88	$39.24	$39.42
Total return (%) (r)(s)(t)(x)	32.52	11.90	19.95	3.12	25.35(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.61	1.63	1.64	1.63(c)
Expenses after expense reductions (f)	1.47	1.47	1.58	1.63	1.58(c)
Net investment income (loss)	(0.31)	(0.27)	(0.07)	(0.05)	0.05(c)
Portfolio turnover	22	39	21	22	27
Net assets at end of period (000 omitted)	$4,491	$3,207	$2,202	$2,581	$2,887

Class R3	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$50.99	$46.29	$40.33	$40.46	$32.73
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.01)	$0.08	$0.08	$0.10(c)
Net realized and unrealized gain (loss)	16.47	5.59	7.71	1.26	8.17
Total from investment operations	$16.42	$5.58	$7.79	$1.34	$8.27
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.02)	$(0.07)	$(0.02)
From net realized gain	(1.79)	(0.88)	(1.81)	(1.40)	(0.52)
Total distributions declared to shareholders	$(1.79)	$(0.88)	$(1.83)	$(1.47)	$(0.54)
Net asset value, end of period (x)	$65.62	$50.99	$46.29	$40.33	$40.46
Total return (%) (r)(s)(t)(x)	32.86	12.18	20.28	3.35	25.70(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.36	1.38	1.39	1.38(c)
Expenses after expense reductions (f)	1.22	1.22	1.33	1.38	1.34(c)
Net investment income (loss)	(0.07)	(0.02)	0.19	0.19	0.28(c)
Portfolio turnover	22	39	21	22	27
Net assets at end of period (000 omitted)	$4,915	$4,237	$4,106	$4,324	$4,791
See Notes to Financial Statements
23

Financial Highlights – continued
Class R4	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$51.38	$46.65	$40.66	$40.75	$32.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.11	$0.21	$0.19	$0.20(c)
Net realized and unrealized gain (loss)	16.60	5.64	7.73	1.27	8.21
Total from investment operations	$16.71	$5.75	$7.94	$1.46	$8.41
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.14)	$(0.14)	$(0.15)	$(0.10)
From net realized gain	(1.79)	(0.88)	(1.81)	(1.40)	(0.52)
Total distributions declared to shareholders	$(1.80)	$(1.02)	$(1.95)	$(1.55)	$(0.62)
Net asset value, end of period (x)	$66.29	$51.38	$46.65	$40.66	$40.75
Total return (%) (r)(s)(t)(x)	33.19	12.47	20.55	3.62	26.00(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.11	1.13	1.14	1.13(c)
Expenses after expense reductions (f)	0.97	0.97	1.06	1.13	1.09(c)
Net investment income (loss)	0.18	0.22	0.49	0.46	0.55(c)
Portfolio turnover	22	39	21	22	27
Net assets at end of period (000 omitted)	$2,153	$1,613	$1,662	$484	$559

Class R6	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$52.65	$47.77	$41.59	$41.65	$33.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.14	$0.23	$0.23	$0.11(c)
Net realized and unrealized gain (loss)	17.01	5.78	7.93	1.30	8.51
Total from investment operations	$17.18	$5.92	$8.16	$1.53	$8.62
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.16)	$(0.17)	$(0.19)	$(0.13)
From net realized gain	(1.79)	(0.88)	(1.81)	(1.40)	(0.52)
Total distributions declared to shareholders	$(1.84)	$(1.04)	$(1.98)	$(1.59)	$(0.65)
Net asset value, end of period (x)	$67.99	$52.65	$47.77	$41.59	$41.65
Total return (%) (r)(s)(t)(x)	33.30	12.54	20.64	3.71	26.09(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.03	1.05	1.07	1.09(c)
Expenses after expense reductions (f)	0.89	0.89	0.99	1.06	1.05(c)
Net investment income (loss)	0.27	0.28	0.53	0.53	0.28(c)
Portfolio turnover	22	39	21	22	27
Net assets at end of period (000 omitted)	$306,209	$212,634	$126,958	$68,931	$48,429

See Notes to Financial Statements
24

Financial Highlights – continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS Global Growth Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While still evaluating the impact to
26

Notes to Financial Statements  - continued
the fund of the June 30, 2023 discontinuation of the more commonly used U.S. dollar LIBOR settings, management has concluded that the December 31, 2021 planned cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings will not have a material impact on the fund.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a
27

Notes to Financial Statements  - continued
material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$545,486,567	$—	$—	$545,486,567
Canada	48,475,956	—	—	48,475,956
China	—	47,268,521	—	47,268,521
Switzerland	39,719,867	—	—	39,719,867
United Kingdom	37,813,652	—	—	37,813,652
Ireland	24,966,628	—	—	24,966,628
South Korea	—	19,180,261	—	19,180,261
Japan	11,306,541	6,750,201	—	18,056,742
France	15,857,255	—	—	15,857,255
Other Countries	39,611,844	13,821,999	—	53,433,843
Mutual Funds	4,748,732	—	—	4,748,732
Total	$767,987,042	$87,020,982	$—	$855,008,024
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement
28

Notes to Financial Statements  - continued
purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
29

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/21	Year ended 10/31/20
Ordinary income (including any short-term capital gains)	$256,496	$2,825,280
Long-term capital gains	22,058,061	8,187,042
Total distributions	$22,314,557	$11,012,322
30

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/21
Cost of investments	$509,102,609
Gross appreciation	351,773,075
Gross depreciation	(5,867,660)
Net unrealized appreciation (depreciation)	$345,905,415
Undistributed ordinary income	5,593,687
Undistributed long-term capital gain	45,622,682
Other temporary differences	36,186
Total distributable earnings (loss)	$397,157,970
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/21	Year ended 10/31/20
Class A	$10,203,215	$5,586,228
Class B	173,880	105,770
Class C	593,561	300,691
Class I	3,425,408	1,892,782
Class R1	18,956	7,137
Class R2	118,556	42,751
Class R3	150,265	76,270
Class R4	56,587	37,754
Class R6	7,574,129	2,962,939
Total	$22,314,557	$11,012,322
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended October 31, 2021, this management fee
31

Notes to Financial Statements  - continued
reduction amounted to $96,949, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.22%	1.97%	1.97%	0.97%	1.97%	1.47%	1.22%	0.97%	0.90%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2023. For the year ended October 31, 2021, this reduction amounted to $699,255, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $78,720 for the year ended October 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 906,135
Class B	0.75%	0.25%	1.00%	1.00%	47,250
Class C	0.75%	0.25%	1.00%	1.00%	166,747
Class R1	0.75%	0.25%	1.00%	1.00%	6,455
Class R2	0.25%	0.25%	0.50%	0.50%	19,117
Class R3	—	0.25%	0.25%	0.25%	12,475
Total Distribution and Service Fees					$1,158,179
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for
32

Notes to Financial Statements  - continued
accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2021, this rebate amounted to $273, and $1 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2021, were as follows:
Amount
Class A	$8,275
Class B	1,377
Class C	1,292
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2021, the fee was $104,921, which equated to 0.0132% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $468,554.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.0142% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to
33

Notes to Financial Statements  - continued
ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $60,875.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended October 31, 2021, this reimbursement amounted to $25,302, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended October 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $187,944,946 and $168,097,416, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	821,264	$49,225,929	1,098,934	$52,211,516
Class B	2,848	141,892	4,555	188,257
Class C	49,729	2,451,154	83,107	3,324,862
Class I	480,043	29,475,683	1,690,731	82,177,571
Class R1	5,406	267,847	2,146	88,164
Class R2	20,441	1,229,491	29,310	1,320,650
Class R3	10,231	604,811	28,800	1,216,184
Class R4	6,867	409,139	9,023	434,502
Class R6	1,496,168	93,197,676	2,146,974	104,252,611
	2,892,997	$177,003,622	5,093,580	$245,214,317
Shares issued to shareholders in reinvestment of distributions
Class A	174,579	$9,697,846	110,707	$5,320,567
Class B	3,644	170,911	2,537	104,319
Class C	12,673	586,230	7,268	294,937
Class I	59,604	3,404,605	38,246	1,884,757
Class R1	411	18,956	176	7,137
Class R2	2,187	116,712	810	37,550
Class R3	2,718	150,265	1,594	76,270
Class R4	972	54,139	766	36,834
Class R6	125,531	7,170,353	54,984	2,708,490
	382,319	$21,370,017	217,088	$10,470,861
34

Notes to Financial Statements  - continued
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(723,165)	$(43,994,460)	(1,626,690)	$(76,399,178)
Class B	(22,700)	(1,168,526)	(32,249)	(1,310,656)
Class C	(81,516)	(4,090,913)	(97,548)	(3,936,988)
Class I	(542,746)	(33,815,783)	(1,615,634)	(75,051,948)
Class R1	(2,062)	(101,675)	(69)	(2,787)
Class R2	(16,625)	(949,459)	(14,131)	(668,255)
Class R3	(21,154)	(1,271,586)	(36,003)	(1,757,724)
Class R4	(6,755)	(408,953)	(14,010)	(648,509)
Class R6	(1,156,517)	(72,491,247)	(821,091)	(39,971,019)
	(2,573,240)	$(158,292,602)	(4,257,425)	$(199,747,064)
Net change
Class A	272,678	$14,929,315	(417,049)	$(18,867,095)
Class B	(16,208)	(855,723)	(25,157)	(1,018,080)
Class C	(19,114)	(1,053,529)	(7,173)	(317,189)
Class I	(3,099)	(935,495)	113,343	9,010,380
Class R1	3,755	185,128	2,253	92,514
Class R2	6,003	396,744	15,989	689,945
Class R3	(8,205)	(516,510)	(5,609)	(465,270)
Class R4	1,084	54,325	(4,221)	(177,173)
Class R6	465,182	27,876,782	1,380,867	66,990,082
	702,076	$40,081,037	1,053,243	$55,938,114
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings,
35

Notes to Financial Statements  - continued
at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2021, the fund’s commitment fee and interest expense were $3,049 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$7,789,020	$110,623,264	$113,663,552	$—	$—	$4,748,732

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,339	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
36

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust VIII and the Shareholders of MFS Global Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Growth Fund (the “Fund”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
37

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
38

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
39

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
42

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jeffrey Constantino Joseph Skorski
43

Board Review of Investment Advisory Agreement
MFS Global Growth Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
44

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by
45

Board Review of Investment Advisory Agreement - continued
Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
46

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
47

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $29,100,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 99.88% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
48

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
50

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
October 31, 2021
MFS®  Income Fund
MFO-ANN

MFS® Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, the effectiveness of vaccines appears to wane over time, and their uneven distribution impacts the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has begun to taper its bond buying, which has pushed up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March and a $1.1 trillion infrastructure bill in November, the U.S. Congress aims to approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
December 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	37.8%
Investment Grade Corporates	20.4%
High Yield Corporates	16.3%
Collateralized Debt Obligations	13.8%
Commercial Mortgage-Backed Securities	8.4%
Emerging Markets Bonds	7.4%
Municipal Bonds	1.9%
Asset-Backed Securities	0.5%
Residential Mortgage-Backed Securities	0.2%
Mortgage-Backed Securities	0.1%
Composition including fixed income credit quality (a)(i)
AAA	6.0%
AA	3.3%
A	12.6%
BBB	24.9%
BB	13.9%
B	6.5%
CCC	1.0%
D (o)	0.0%
U.S. Government	26.7%
Federal Agencies	0.1%
Not Rated	11.8%
Non-Fixed Income (o)	0.0%
Cash & Cash Equivalents	4.2%
Other	(11.0)%

Portfolio Composition - continued
Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	7.4 yrs.
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended October 31, 2021, Class A shares of the MFS Income Fund (fund) provided a total return of 2.67%, at net asset value. This compares with a return of -0.48% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (formerly Bloomberg Barclays U.S. Aggregate Bond Index).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve indicated it will reduce the pace of its asset purchases beginning in November. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
Relative to the Bloomberg U.S. Aggregate Bond Index, the fund's asset allocation decisions, notably, its overweight exposures to both the industrials and financial institutions sectors, and its underweight allocation to both treasury and mortgage-backed securities (MBS) agency fixed-rate benefited relative performance over the reporting period. Additionally, the fund's out-of-benchmark exposure to the collateralized loan obligation (CLO) sector further helped in relative terms. Bond selection was another factor that contributed to relative results, led by strong selection within the financial institutions sector. From a quality perspective, greater allocations to “BBB”, “BB” and “B” rated(r) credit quality segments, and favorable bond selection within “BBB” -rated issues, also supported relative performance. The fund's shorter duration(d) stance was another factor that supported relative returns as interest rates generally rose over the reporting period.

Management Review - continued
Conversely, the fund's yield curve(y) positioning, particularly its lesser exposure to bonds with 20-year maturities, detracted from relative performance.
Respectfully,
Portfolio Manager(s)
Neeraj Arora, Philipp Burgener, David Cole, Alexander Mackey, Joshua Marston, and Michael Skatrud
Note to Shareholders: Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 10/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/29/87	2.67%	4.42%	4.32%	N/A
B	9/07/93	1.91%	3.64%	3.57%	N/A
C	9/01/94	1.91%	3.63%	3.57%	N/A
I	1/08/97	2.78%	4.62%	4.57%	N/A
R6	3/02/18	2.87%	N/A	N/A	5.57%
Comparative benchmark(s)

Bloomberg U.S. Aggregate Bond Index (f)	(0.48)%	3.10%	3.00%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(1.69)%	3.52%	3.87%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(2.09)%	3.29%	3.57%	N/A
C With CDSC (1% for 12 months) (v)	0.91%	3.63%	3.57%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) (formerly Bloomberg Barclays U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Performance information prior to December 2, 2019 reflects time periods when the fund had (i) a policy permitting the fund to invest up to 100% of its assets in below investment grade quality debt instruments and (ii) a policy permitting the fund to invest

Performance Summary  - continued
in equity securities as a principal investment strategy. The fund’s investment policies and strategies changed effective December 2, 2019.
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2021 through October 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Expenses Paid During Period (p) 5/01/21-10/31/21
A	Actual	0.73%	$1,000.00	$1,015.45	$3.71
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
B	Actual	1.49%	$1,000.00	$1,011.69	$7.56
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
C	Actual	1.49%	$1,000.00	$1,011.70	$7.56
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
I	Actual	0.48%	$1,000.00	$1,015.29	$2.44
	Hypothetical (h)	0.48%	$1,000.00	$1,022.79	$2.45
R6	Actual	0.39%	$1,000.00	$1,015.74	$1.98
	Hypothetical (h)	0.39%	$1,000.00	$1,023.24	$1.99
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
10/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 95.3%
Aerospace & Defense – 1.3%
Boeing Co., 2.196%, 2/04/2026	$2,018,000	$ 2,021,362
Boeing Co., 2.95%, 2/01/2030	453,000	458,161
Boeing Co., 5.705%, 5/01/2040	359,000	460,942
Boeing Co., 5.805%, 5/01/2050	349,000	478,516
Moog, Inc., 4.25%, 12/15/2027 (n)	2,265,000	2,331,568
TransDigm, Inc., 6.375%, 6/15/2026	900,000	930,375
TransDigm, Inc., 4.625%, 1/15/2029	1,000,000	993,750
		$7,674,674
Asset-Backed & Securitized – 23.0%
ACREC 2021-FL1 Ltd., “D”, FLR, 2.735% (LIBOR - 1mo. + 2.65%), 10/16/2036 (i)	$2,591,000	$ 2,590,988
Allegro CLO Ltd., 2014-1RA, “C”, FLR, 3.13% (LIBOR - 3mo. + 3%), 10/21/2028 (n)	1,250,000	1,229,226
Allegro CLO Ltd., 2015-1X, “CR”, FLR, 1.774% (LIBOR - 3mo. + 1.65%), 7/25/2027 (n)	850,000	850,848
Arbor Realty Trust, Inc., CLO, 2018-FL1, “A”, FLR, 1.24% (LIBOR - 1mo. + 1.15%), 6/15/2028 (n)	1,740,000	1,740,508
Arbor Realty Trust, Inc., CLO, 2019-FL1, “D”, FLR, 2.59% (LIBOR - 1mo. + 2.5%), 5/15/2037 (n)	1,506,000	1,506,447
Arbor Realty Trust, Inc., CLO, 2020-FL1, “D”, FLR, 2.614% (LIBOR - 1mo. + 2.45%), 2/15/2035 (n)	1,768,000	1,769,078
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 2.09% (LIBOR - 1mo. + 2%), 12/15/2035 (n)	4,000,000	4,000,000
Arbor Realty Trust, Inc., CLO, 2021-FL1, “D”, FLR, 3.04% (LIBOR - 1mo. + 2.95%), 12/15/2035 (n)	701,000	702,297
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 1.69% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)	598,000	598,367
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 1.94% (LIBOR - 1mo. + 1.85%), 8/15/2034 (n)	3,500,000	3,492,167
Arbor Realty Trust, Inc., CLO, 2021-FL3, “D”, FLR, 2.29% (LIBOR - 1mo. + 2.2%), 8/15/2034 (n)	539,000	538,673
AREIT CRE Trust, 2019-CRE3, “D”, FLR, 2.815% (LIBOR - 1mo. + 2.65%), 9/14/2036 (n)	1,729,000	1,708,079
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 1.382% (LIBOR - 3mo. + 1.25%), 1/20/2028 (n)	1,750,000	1,749,997
Bancorp Commercial Mortgage Trust, 2018-CRE3, “D”, FLR, 2.79% (LIBOR - 1mo. + 2.7%), 1/15/2033 (n)	1,751,843	1,744,467
Bancorp Commercial Mortgage Trust, 2019-CRE5, “D”, FLR, 2.44% (LIBOR - 1mo. + 2.35%), 3/15/2036 (n)	2,563,000	2,556,976

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Bancorp Commercial Mortgage Trust, 2019-CRE6, “D”, FLR, 2.464% (LIBOR - 1mo. + 2.54%), 9/15/2036 (n)	$2,044,000	$ 2,041,627
Barclays Commercial Mortgage Securities LLC, 2019-C5, “A4”, 3.063%, 11/15/2052	500,000	534,263
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.687% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	106,896	117,602
BSPDF 2021-FL1 Issuer Ltd., “B”, FLR, 1.885% (LIBOR - 1mo. + 1.8%), 10/15/2036 (n)	1,231,000	1,231,004
BSPRT Issuer Ltd., 2019-FL5, “C”, FLR, 2.09% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	1,505,000	1,497,794
BSPRT Issuer Ltd., 2021-FL6, “C”, FLR, 2.14% (LIBOR - 1mo. + 2.05%), 3/15/2036 (n)	1,300,000	1,300,000
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	481,698	484,268
Business Jet Securities LLC, 2021-1A, “C”, 5.067%, 4/15/2036 (n)	420,217	423,438
BXMT Ltd., 2021-FL4, “B”, FLR, 1.636% (LIBOR - 1mo. + 1.55%), 5/15/2038 (n)	2,123,000	2,122,994
Capital Automotive, 2020-1A, “B1”, REIT, 4.17%, 2/15/2050 (n)	764,773	781,144
CHCP 2021-FL1 Ltd., “B”, FLR, 1.815% (LIBOR - 1mo. + 1.65%), 2/15/2038 (n)	3,500,000	3,496,453
CHCP 2021-FL1 Ltd., “C”, FLR, 2.265% (LIBOR - 1mo. + 2.1%), 2/15/2038 (n)	549,500	549,761
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	2,000,000	2,145,591
CLNC Ltd., 2019-FL1, “C”, FLR, 2.564% (LIBOR - 1mo. + 2.4%), 8/20/2035 (n)	1,735,000	1,729,317
Columbia Cent CLO 28 Ltd., “B-R”, 2.294%, 11/07/2030 (n)	2,083,333	2,083,354
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062	912,900	968,390
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	1,805,893	1,944,520
Crest Ltd., CDO, 7%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	674,459	7
Cutwater Ltd., 2015-1A, “BR”, FLR, 1.924% (LIBOR - 3mo. + 1.8%), 1/15/2029 (n)	1,500,000	1,483,892
Dryden Senior Loan Fund, 2017-49A, “CR”, CLO, FLR, 2.172% (LIBOR - 3mo. + 2.05%), 7/18/2030 (n)	2,000,000	2,002,506
DT Auto Owner Trust, 2020-1A, “C”, 2.29%, 11/17/2025 (n)	877,000	890,630
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	290,000	293,149
Flagship CLO, 2014-8A, “BRR”, FLR, 1.522% (LIBOR - 3mo. + 1.4%), 1/16/2026 (n)	548,616	549,076

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
GS Mortgage Securities Trust, 2019-GC42, “A4”, 3.001%, 9/01/2052	$3,555,000	$ 3,777,262
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.048%, 11/10/2052	1,738,278	1,845,717
GS Mortgage Securities Trust, 2020-GC45, “A5”, 2.95%, 2/13/2053	1,006,511	1,064,239
Invitation Homes Trust, 2018-SFR1, “C”, FLR, 1.336% (LIBOR - 1mo. + 1.25%), 3/17/2037 (n)	869,875	870,614
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 0.936% (LIBOR - 1mo. + 0.85%), 12/17/2036 (n)	446,069	445,527
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	769,436	830,884
KKR Real Estate Financial Trust, Inc., 2021-FL2, “D”, FLR, 2.286% (LIBOR - 1mo. + 2.2%), 2/15/2039 (n)	1,837,000	1,834,682
LCCM 2021-FL2 Trust, “C”, FLR, 2.236% (LIBOR - 1mo. + 2.15%), 12/13/2038 (n)	3,212,500	3,202,493
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.64% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	1,740,000	1,731,300
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.04% (LIBOR - 1mo. + 1.95%), 4/15/2034 (n)	1,355,850	1,350,928
LoanCore Ltd., 2019-CRE2, “D”, FLR, 2.54% (LIBOR - 1mo. + 2.45%), 5/15/2036 (n)	1,291,000	1,267,354
LoanCore Ltd., 2021-CRE5, “C”, FLR, 2.44% (LIBOR - 1mo. + 2.35%), 7/15/2036 (n)	3,000,000	3,000,000
Madison Park Funding Ltd., 2017- 23A, “CR”, FLR, 2.135% (LIBOR - 3mo. + 2%), 7/27/2031 (n)	3,000,000	2,998,494
Magnetite CLO Ltd., 2015-16A, “DR”, FLR, 2.272% (LIBOR - 3mo. + 2.15%), 1/18/2028 (n)	500,000	493,950
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 2.514% (LIBOR - 1mo. + 2.35%), 12/25/2034 (n)	2,241,000	2,240,332
MF1 CLO Ltd., 2021-FL5, “C”, FLR, 1.864% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)	2,250,000	2,249,307
MF1 CLO Ltd., 2021-FL6, “C”, FLR, 1.936%, 7/16/2036 (n)	3,357,603	3,345,650
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “B”, FLR, 2.914% (LIBOR - 1mo. + 2.75%), 11/15/2035 (n)	2,250,000	2,272,046
MF1 Multi-Family Housing Mortgage Loan Trust, 2021-FL5, “D”, FLR, 2.664% (LIBOR - 1mo. + 2.5%), 7/15/2036 (n)	3,000,000	2,995,584
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	1,050,279	1,137,370
Neuberger Berman CLO Ltd., 2013-15A, “CR2”, FLR, 1.974% (LIBOR - 3mo. + 1.85%), 10/15/2029 (n)	2,286,610	2,286,706
Neuberger Berman CLO Ltd., 2016-21A, “CR2”, 2.181%, 4/20/2034 (n)	1,750,000	1,752,301

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Oaktree CLO Ltd., 2019-1A, “CR”, FLR, 2.478% (LIBOR - 3mo. + 2.35%), 4/22/2030 (n)	$3,236,356	$ 3,236,346
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 1.474% (LIBOR - 3mo. + 1.35%), 7/15/2027 (n)	1,500,000	1,500,195
Palmer Square Loan Funding Ltd., 2020-1A, “B”, FLR, 2.031% (LIBOR - 3mo. + 1.9%), 2/20/2028 (n)	879,778	863,727
Parallel Ltd., 2015-1A, “DR”, FLR, 2.681% (LIBOR - 3mo. + 2.55%), 7/20/2027 (n)	1,750,000	1,754,566
PFP III Ltd., 2021-7, “C”, FLR, 1.736% (LIBOR - 1mo. + 1.65%), 4/14/2038 (n)	431,479	429,356
Race Point CLO Ltd., 2013-8A, “CR2”, FLR, 2.181% (LIBOR - 3mo. + 2.05%), 2/20/2030 (n)	1,500,000	1,500,242
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	306,669	310,900
Shackleton CLO Ltd., 2015-8A, “CR”, FLR, 1.781% (LIBOR - 3mo. + 1.65%), 10/20/2027 (n)	1,000,000	997,520
Starwood Commercial Mortgage, 2021-FL2, “D”, 2.886%, 4/18/2038 (n)	3,000,000	3,003,224
TPG Real Estate Finance, 2021-FL4, “B”, FLR, 1.935% (LIBOR - 1mo. + 1.85%), 3/15/2038 (n)	2,700,000	2,692,424
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	2,996,753	3,266,863
UBS Commercial Mortgage Trust, 2017-C7, “A4”, 3.679%, 12/15/2050	1,052,000	1,151,969
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 10/15/2052	1,291,913	1,357,342
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	92,152	92,257
Voya CLO Ltd., 2012-4A, “C1R3”, FLR, 3.424% (LIBOR - 3mo. + 3.3%), 10/15/2030 (n)	1,737,638	1,729,904
Voya CLO Ltd., 2016-4A, “CR”, FLR, 2.282% (LIBOR - 3mo. + 2.15%), 7/20/2029 (n)	2,909,090	2,907,624
Wells Fargo Commercial Mortgage Trust, 2016-C34, “A4”, 3.096%, 6/15/2049	1,740,000	1,823,074
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	3,490,000	3,817,675
Wells Fargo Commercial Mortgage Trust, 2017-RB1, 3.635%, 3/15/2050	1,500,000	1,637,490
Wells Fargo Commercial Mortgage Trust, 2018-C44, 4.212%, 5/15/2051	1,500,000	1,692,026
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	1,124,666	1,206,283

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 1.824% (LIBOR - 3mo. + 1.7%), 10/15/2027 (n)	$1,360,000	$ 1,362,018
		$ 136,774,663
Automotive – 1.0%
Hyundai Capital America, 2.1%, 9/15/2028 (n)	$2,000,000	$ 1,950,310
Hyundai Capital America, 6.375%, 4/08/2030 (n)	2,250,000	2,853,709
Stellantis N.V., 2.691%, 9/15/2031 (n)	1,331,000	1,311,040
		$6,115,059
Broadcasting – 0.5%
Discovery, Inc., 4.65%, 5/15/2050	$857,000	$ 1,010,333
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)	2,000,000	2,072,500
		$3,082,833
Brokerage & Asset Managers – 1.2%
E*TRADE Financial Corp., 4.5%, 6/20/2028	$1,958,000	$ 2,229,070
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	899,000	891,043
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	2,000,000	2,060,000
LPL Holdings, Inc., 4%, 3/15/2029 (n)	600,000	612,000
Raymond James Financial, 4.65%, 4/01/2030	1,069,000	1,255,623
		$7,047,736
Building – 0.7%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	$2,000,000	$ 2,027,500
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	2,600,000	2,410,902
		$4,438,402
Business Services – 1.3%
Global Payments, Inc., 2.9%, 5/15/2030	$1,080,000	$ 1,101,998
Iron Mountain, Inc., 4.5%, 2/15/2031 (n)	2,700,000	2,727,000
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)	1,305,000	1,402,468
RELX Capital, Inc., 3%, 5/22/2030	674,000	711,490
Switch Ltd., 4.125%, 6/15/2029 (n)	1,925,000	1,934,625
		$7,877,581
Cable TV – 2.0%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	$2,300,000	$ 2,341,124
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.9%, 6/01/2052	1,824,000	1,845,356
CSC Holdings LLC, 4.125%, 12/01/2030 (n)	2,500,000	2,393,750
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	2,000,000	2,157,500
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	1,800,000	1,877,400

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Cable TV – continued
Time Warner Cable, Inc., 4.5%, 9/15/2042	$1,279,000	$ 1,398,086
		$12,013,216
Chemicals – 1.0%
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	$2,600,000	$ 2,476,266
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	2,600,000	2,597,608
Sasol Financing (USA) LLC, 4.375%, 9/18/2026	832,000	845,562
		$5,919,436
Computer Software – 0.8%
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)	$3,000,000	$ 2,987,100
Dell International LLC/EMC Corp., 5.3%, 10/01/2029	1,388,000	1,669,556
		$4,656,656
Computer Software - Systems – 0.3%
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	$1,965,000	$ 2,068,162
Conglomerates – 1.5%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	$2,500,000	$ 2,531,250
EnerSys, 4.375%, 12/15/2027 (n)	1,800,000	1,890,000
Gates Global LLC, 6.25%, 1/15/2026 (n)	1,500,000	1,550,625
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	2,534,000	2,914,871
		$8,886,746
Construction – 0.5%
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	$1,500,000	$ 1,560,000
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/2028 (n)	1,600,000	1,612,000
		$3,172,000
Consumer Services – 1.0%
Expedia Group, Inc., 3.25%, 2/15/2030	$1,950,000	$ 2,004,797
Match Group, Inc., 5%, 12/15/2027 (n)	1,800,000	1,876,500
Meituan, 3.05%, 10/28/2030 (n)	1,024,000	951,271
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	307,000	257,085
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2029 (n)	889,000	614,502
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2031 (n)	307,000	191,780
		$5,895,935
Containers – 0.3%
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	$1,500,000	$ 1,545,450

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Electronics – 0.6%
Broadcom, Inc., 4.3%, 11/15/2032		$1,442,000	$ 1,605,625
Broadcom, Inc., 3.187%, 11/15/2036 (n)		1,967,000	1,933,646
			$3,539,271
Emerging Market Quasi-Sovereign – 1.3%
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028 (n)		$887,000	$ 905,066
Empresa Nacional del Petroleo (Republic of Chile), 3.45%, 9/16/2031 (n)		1,070,000	1,015,162
Huarong Finance Co. Ltd. (People's Republic of China), 3.25%, 11/13/2024		1,035,000	979,369
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)		1,041,000	1,002,436
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		1,087,000	1,126,404
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 3.75%, 6/23/2031 (n)		1,168,000	1,144,631
Petroleos Mexicanos, 5.95%, 1/28/2031		1,353,000	1,331,081
			$7,504,149
Emerging Market Sovereign – 2.1%
Arab Republic of Egypt, 5.8%, 9/30/2027 (n)		$1,210,000	$ 1,173,700
Dominican Republic, 4.5%, 1/30/2030 (n)		1,018,000	1,030,735
Dominican Republic, 4.875%, 9/23/2032 (n)		1,301,000	1,320,528
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040		1,864,000	1,961,935
Kingdom of Morocco, 3%, 12/15/2032 (n)		1,058,000	1,003,386
Oriental Republic of Uruguay, 8.5%, 3/15/2028	UYU	32,942,000	772,212
Republic of Chile, 5%, 10/01/2028 (n)	CLP	710,000,000	825,571
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)	EUR	797,000	899,329
Republic of Kenya, 8%, 5/22/2032		$1,516,000	1,646,649
Republic of Romania, 2%, 4/14/2033 (n)	EUR	712,000	769,572
Republic of South Africa, 8.25%, 3/31/2032	ZAR	17,192,000	986,504
			$12,390,121
Energy - Independent – 0.6%
Diamondback Energy, Inc., 4.4%, 3/24/2051		$616,000	$ 709,910
Energean Israel Finance Ltd., 4.875%, 3/30/2026		1,112,000	1,129,792
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)		1,834,000	2,010,523
			$3,850,225
Energy - Integrated – 1.0%
Cenovus Energy, Inc., 3.75%, 2/15/2052		$2,700,000	$ 2,732,130
Eni S.p.A., 4%, 9/12/2023 (n)		1,342,000	1,417,098
Eni S.p.A., 4.25%, 5/09/2029 (n)		1,353,000	1,533,401
			$5,682,629

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – 2.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.5%, 7/15/2025	$1,328,000	$ 1,538,812
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	2,285,000	2,421,946
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	2,342,000	2,403,848
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	1,823,000	1,805,021
Global Aircraft Leasing Co. Ltd., 6.5%,(6.5% cash or 7.25% PIK) 9/15/2024 (p)	1,932,865	1,876,522
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)	1,692,000	1,698,768
Sunac China Holdings Ltd., 7.5%, 2/01/2024	1,057,000	782,128
		$12,527,045
Food & Beverages – 1.6%
Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	$874,509	$ 1,057,158
Aramark Services, Inc., 5%, 2/01/2028 (n)	1,000,000	1,022,500
Bacardi Ltd., 5.15%, 5/15/2038 (n)	955,000	1,180,534
Central American Bottling Corp., 5.75%, 1/31/2027 (n)	700,000	725,445
Indofood CBP, 3.541%, 4/27/2032	2,536,000	2,532,782
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	1,800,000	1,971,000
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.5%, 4/15/2029	782,000	865,088
		$9,354,507
Gaming & Lodging – 1.8%
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2030	$2,062,000	$ 2,187,349
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2031	400,000	426,336
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	2,600,000	2,600,000
Marriott International, Inc., 5.75%, 5/01/2025	47,000	53,271
Marriott International, Inc., 4.625%, 6/15/2030	561,000	638,841
Marriott International, Inc., 2.85%, 4/15/2031	654,000	658,644
Marriott International, Inc., 2.75%, 10/15/2033	2,250,000	2,195,834
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	2,000,000	2,066,100
		$10,826,375
Industrial – 0.2%
Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026	$936,000	$ 974,881
Insurance - Property & Casualty – 1.5%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	$1,000,000	$ 1,032,500
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	2,170,000	2,343,168
Aon Corp., 4.5%, 12/15/2028	2,224,000	2,572,129
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	2,201,000	2,494,440
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031 (n)	452,000	466,507
		$8,908,744

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Machinery & Tools – 0.4%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,076,000	$ 1,147,854
CNH Industrial Capital LLC, 3.85%, 11/15/2027	1,025,000	1,126,903
		$2,274,757
Major Banks – 3.0%
Bank of America Corp., 4.271% to 7/23/2028, FLR (LIBOR - 3mo. + 1.31%) to 7/23/2029	$579,000	$ 651,151
Bank of America Corp., 2.572%, 10/20/2032	2,325,000	2,329,711
Bank of New York Mellon Corp., 4.7% to 9/20/2025, FLR (CMT - 5yr. + 4.358%) to 9/20/2070	1,800,000	1,958,760
Barclays PLC, 4.375%, 1/12/2026	1,325,000	1,459,312
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	299,000	325,551
Credit Suisse Group AG, 3.091% to 5/14/2031, FLR (SOFR + 1.73%) to 5/14/2032 (n)	562,000	572,207
Goldman Sachs Group, Inc., 2.65% to 10/21/2031, FLR (SOFR + 1.264%) to 10/21/2032	2,695,000	2,714,781
HSBC Holdings PLC, 4% to 9/09/2026, FLR (CMT - 1yr. + 3.222%) to 9/09/2169	536,000	534,660
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	1,150,000	1,144,365
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR + 2.515%) to 5/13/2031	726,000	749,482
JPMorgan Chase & Co., 3.882% to 7/24/2037, FLR (LIBOR - 3mo. + 1.36%) to 7/24/2038	1,336,000	1,527,840
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2069 (n)	2,746,000	2,727,465
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	995,000	1,107,688
		$17,802,973
Medical & Health Technology & Services – 1.8%
DaVita, Inc., 4.625%, 6/01/2030 (n)	$2,600,000	$ 2,612,896
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050	1,768,000	1,683,239
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	1,437,000	1,627,771
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	568,000	677,195
Syneos Health, Inc., 3.625%, 1/15/2029 (n)	2,600,000	2,566,200
Tower Health, 4.451%, 2/01/2050	1,730,000	1,539,700
		$10,707,001
Metals & Mining – 0.6%
Anglo American Capital PLC, 2.25%, 3/17/2028 (n)	$662,000	$ 650,705
Anglo American Capital PLC, 2.875%, 3/17/2031 (n)	775,000	772,926
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	911,000	912,183
Novelis Corp., 3.25%, 11/15/2026 (n)	250,000	249,375

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – continued
Novelis Corp., 3.875%, 8/15/2031 (n)	$1,000,000	$ 976,300
		$3,561,489
Midstream – 2.7%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$2,125,000	$ 2,279,968
Cheniere Corpus Christi Holdings LLC, 2.742%, 12/31/2039 (n)	963,000	941,041
Enbridge, Inc., 3.125%, 11/15/2029	1,344,000	1,422,303
Enbridge, Inc., 2.5%, 8/01/2033	1,923,000	1,904,387
EQM Midstream Partners LP, 5.5%, 7/15/2028	1,000,000	1,101,430
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036 (n)	1,498,000	1,459,377
MPLX LP, 4.5%, 4/15/2038	2,200,000	2,478,627
Plains All American Pipeline LP, 3.8%, 9/15/2030	3,387,000	3,578,355
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	688,000	783,956
		$15,949,444
Mortgage-Backed – 0.1%
Fannie Mae, 6.5%, 5/01/2031	$10,294	$ 11,578
Fannie Mae, 3%, 2/25/2033 (i)	289,704	28,516
Fannie Mae, 5.5%, 9/01/2034 - 11/01/2036	38,358	44,544
Fannie Mae, 6%, 11/01/2034	106,234	124,671
Fannie Mae, UMBS, 2.5%, 3/01/2050	61,483	63,243
Freddie Mac, 0.882%, 4/25/2024 (i)	82,443	1,529
Ginnie Mae, 3%, 9/20/2047	128,727	134,443
		$408,524
Municipals – 2.0%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$1,205,000	$ 1,280,517
Escambia County, FL, Health Facilities Authority Rev. (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	1,730,000	1,824,534
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NPFG, 7.425%, 2/15/2029	1,155,000	1,463,921
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	2,500,000	2,478,151
Port Beaumont, TX, Industrial Development Authority Facility Taxable Rev. (Jefferson Gulf Coast Energy Project), “B”, 4.1%, 1/01/2028 (n)	2,755,000	2,711,183
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	30,000	29,325
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	455,000	440,212

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 4.55%, 7/01/2040	$1,326,000	$ 1,377,515
		$11,605,358
Natural Gas - Distribution – 0.2%
ENN Clean Energy International Investment Ltd., 3.375%, 5/12/2026 (n)	$917,000	$ 908,285
Oils – 0.2%
FS Luxembourg S.à r.l., 10%, 12/15/2025 (n)	$1,013,000	$ 1,116,833
Other Banks & Diversified Financials – 0.5%
Bank Hapoalim B.M., 3.255% to 1/21/2027, FLR (CMT - 5yr. + 2.155%) to 1/21/2032 (n)	$904,000	$ 902,888
Mizrahi Tefahot Bank Ltd., 3.077% to 4/07/2026, FLR (CMT - 5yr. + 2.25%) to 4/07/2031 (n)	872,000	870,256
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024	1,068,000	1,104,205
		$2,877,349
Pharmaceuticals – 1.0%
Jazz Securities DAC, 4.375%, 1/15/2029 (n)	$3,000,000	$ 3,082,500
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)	3,000,000	3,041,250
		$6,123,750
Printing & Publishing – 0.2%
Cimpress N.V., 7%, 6/15/2026 (n)	$1,000,000	$ 1,038,750
Real Estate - Apartment – 0.4%
Mid-America Apartments LP, 2.75%, 3/15/2030	$2,266,000	$ 2,345,161
Real Estate - Healthcare – 0.1%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	$805,000	$ 847,424
Real Estate - Office – 0.2%
Boston Properties, Inc., REIT, 2.55%, 4/01/2032	$1,504,000	$ 1,497,675
Retailers – 0.5%
Alimentation Couche-Tard, Inc., 2.95%, 1/25/2030 (n)	$2,180,000	$ 2,261,738
MercadoLibre, Inc., 2.375%, 1/14/2026	852,000	828,570
		$3,090,308
Specialty Chemicals – 0.3%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$1,500,000	$ 1,563,750
Supranational – 0.2%
Corporacion Andina de Fomento, 4.375%, 6/15/2022	$1,290,000	$ 1,317,720

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – 1.5%
American Tower Corp., REIT, 3.55%, 7/15/2027	$1,237,000	$ 1,334,020
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	1,582,000	1,546,579
Crown Castle International Corp., 4.15%, 7/01/2050	1,638,000	1,893,981
SBA Communications Corp., 3.875%, 2/15/2027	2,000,000	2,062,560
T-Mobile USA, Inc., 4.375%, 4/15/2040	1,899,000	2,169,452
		$9,006,592
Tobacco – 0.3%
B.A.T. Capital Corp., 3.215%, 9/06/2026	$1,869,000	$ 1,970,516
Transportation - Services – 0.5%
Delhi International Airport Private Ltd., 6.125%, 10/31/2026	$1,046,000	$ 1,048,318
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)	823,000	828,594
India Airport Infrastructure, 6.25%, 10/25/2025	889,000	880,110
		$2,757,022
U.S. Treasury Obligations – 26.6%
U.S. Treasury Bonds, 1.375%, 11/15/2040	$17,200,000	$ 15,521,656
U.S. Treasury Bonds, 1.75%, 8/15/2041	3,600,000	3,465,563
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	7,646,000	8,372,967
U.S. Treasury Bonds, 2.375%, 11/15/2049	16,026,900	17,535,682
U.S. Treasury Notes, 0.125%, 12/31/2022	43,600,000	43,543,797
U.S. Treasury Notes, 0.25%, 9/30/2023	40,200,000	40,036,687
U.S. Treasury Notes, 0.25%, 9/30/2025	27,300,000	26,495,930
U.S. Treasury Notes, 0.875%, 6/30/2026	3,250,000	3,207,344
		$ 158,179,626
Utilities - Electric Power – 2.8%
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)	$760,000	$ 787,558
AES Panama Generation Holdings SRL, 4.375%, 5/31/2030 (n)	1,200,000	1,237,416
Calpine Corp., 3.75%, 3/01/2031 (n)	2,600,000	2,496,026
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)	2,915,000	2,885,850
FirstEnergy Corp., 5.35%, 7/15/2047	2,460,000	2,985,296
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	359,000	366,942
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	1,800,000	1,925,640
Pacific Gas & Electric Co., 3%, 6/15/2028	614,000	618,736
Pacific Gas & Electric Co., 3.5%, 8/01/2050	2,250,000	2,138,570
ReNew Wind Energy AP2/ReNew Power Private Ltd., 4.5%, 7/14/2028 (n)	901,000	915,936
		$16,357,970
Total Bonds (Identified Cost, $558,714,866)		$ 566,034,773

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – 0.0%
Construction – 0.0%
ICA Tenedora S.A. de C.V. (a)(u) (Identified Cost, $0)	36,995	$ 30,548
Investment Companies (h) – 3.5%
Money Market Funds – 3.5%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $20,877,994)	20,877,994	$ 20,877,994

Other Assets, Less Liabilities – 1.2%		7,384,657
Net Assets – 100.0%		$ 594,327,972

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $20,877,994 and $566,065,321, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $240,929,150, representing 40.5% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
UMBS	Uniform Mortgage-Backed Security

Portfolio of Investments – continued
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CLP	Chilean Peso
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
MYR	Malaysian Ringgit
UYU	Uruguayan Peso
ZAR	South African Rand
Derivative Contracts at 10/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
MYR	4,289,000	USD	1,027,872	Barclays Bank PLC	12/09/2021	$6,154
USD	1,057,447	ZAR	16,079,429	Deutsche Bank AG	11/08/2021	5,466
						$11,620
Liability Derivatives
INR	81,927,000	USD	1,102,355	Goldman Sachs International	12/14/2021	$(13,602)
USD	1,711,968	EUR	1,479,383	Morgan Stanley Capital Services, Inc.	1/14/2022	(1,557)
USD	1,048,494	IDR	15,010,229,468	Citibank N.A.	11/22/2021	(8,948)
						$(24,107)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Bond	Long	USD	172	$33,781,875	December – 2021	$382,054
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	205	$44,946,250	December – 2021	$(186,513)
U.S. Treasury Ultra Note 10 yr	Short	USD	91	13,197,844	December – 2021	(40,548)
						$(227,061)
At October 31, 2021, the fund had liquid securities with an aggregate value of $1,139,978 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $558,714,866)	$566,065,321
Investments in affiliated issuers, at value (identified cost, $20,877,994)	20,877,994
Cash	97,382
Foreign currency, at value (identified cost, $58)	57
Receivables for
Forward foreign currency exchange contracts	11,620
Net daily variation margin on open futures contracts	116,375
Fund shares sold	4,889,827
Interest and dividends	3,307,083
Receivable from investment adviser	29,199
Total assets	$595,394,858
Liabilities
Payables for
Distributions	$23,257
Forward foreign currency exchange contracts	24,107
Fund shares reacquired	776,038
Payable to affiliates
Administrative services fee	967
Shareholder servicing costs	129,501
Distribution and service fees	11,077
Payable for independent Trustees' compensation	15
Accrued expenses and other liabilities	101,924
Total liabilities	$1,066,886
Net assets	$594,327,972
Net assets consist of
Paid-in capital	$581,730,497
Total distributable earnings (loss)	12,597,475
Net assets	$594,327,972
Shares of beneficial interest outstanding	84,417,700

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$329,668,342	46,790,052	$7.05
Class B	4,364,842	623,823	7.00
Class C	14,460,639	2,071,419	6.98
Class I	159,393,230	22,660,346	7.03
Class R6	86,440,919	12,272,060	7.04

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $7.36 [100 / 95.75 x $7.05]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$13,018,771
Dividends	25,428
Dividends from affiliated issuers	6,613
Foreign taxes withheld	(5,847)
Total investment income	$13,044,965
Expenses
Management fee	$2,375,568
Distribution and service fees	924,532
Shareholder servicing costs	517,550
Administrative services fee	71,855
Independent Trustees' compensation	8,720
Custodian fee	52,837
Shareholder communications	39,789
Audit and tax fees	72,289
Legal fees	2,654
Miscellaneous	152,118
Total expenses	$4,217,912
Fees paid indirectly	(209)
Reduction of expenses by investment adviser and distributor	(1,047,184)
Net expenses	$3,170,519
Net investment income (loss)	$9,874,446
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$7,815,261
Futures contracts	874,424
Forward foreign currency exchange contracts	(155,124)
Foreign currency	(105,194)
Net realized gain (loss)	$8,429,367
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(7,235,763)
Futures contracts	44,930
Forward foreign currency exchange contracts	(4,003)
Translation of assets and liabilities in foreign currencies	(2,482)
Net unrealized gain (loss)	$(7,197,318)
Net realized and unrealized gain (loss)	$1,232,049
Change in net assets from operations	$11,106,495
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/21	10/31/20
Change in net assets
From operations
Net investment income (loss)	$9,874,446	$9,646,083
Net realized gain (loss)	8,429,367	7,433,849
Net unrealized gain (loss)	(7,197,318)	5,374,993
Change in net assets from operations	$11,106,495	$22,454,925
Total distributions to shareholders	$(11,984,817)	$(10,203,450)
Change in net assets from fund share transactions	$178,788,635	$100,754,661
Total change in net assets	$177,910,313	$113,006,136
Net assets
At beginning of period	416,417,659	303,411,523
At end of period	$594,327,972	$416,417,659
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$7.04	$6.80	$6.27	$6.64	$6.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.18	$0.20	$0.20	$0.21(c)
Net realized and unrealized gain (loss)	0.04	0.25	0.53	(0.38)	0.08
Total from investment operations	$0.18	$0.43	$0.73	$(0.18)	$0.29
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.19)	$(0.20)	$(0.19)	$(0.23)
From net realized gain	(0.01)	—	—	—	—
Total distributions declared to shareholders	$(0.17)	$(0.19)	$(0.20)	$(0.19)	$(0.23)
Net asset value, end of period (x)	$7.05	$7.04	$6.80	$6.27	$6.64
Total return (%) (r)(s)(t)(x)	2.67	6.46	11.86	(2.77)	4.44(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.95	0.99	1.09	1.09	1.12(c)
Expenses after expense reductions (f)(h)	0.73	0.76	1.02	1.04	1.04(c)
Net investment income (loss)	2.02	2.64	3.05	3.04	3.18(c)
Portfolio turnover	64	95	103	66	69
Net assets at end of period (000 omitted)	$329,668	$250,293	$210,404	$191,061	$207,268
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$6.99	$6.76	$6.22	$6.60	$6.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.13	$0.15	$0.15	$0.16(c)
Net realized and unrealized gain (loss)	0.04	0.24	0.54	(0.39)	0.08
Total from investment operations	$0.13	$0.37	$0.69	$(0.24)	$0.24
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.14)	$(0.15)	$(0.14)	$(0.18)
From net realized gain	(0.01)	—	—	—	—
Total distributions declared to shareholders	$(0.12)	$(0.14)	$(0.15)	$(0.14)	$(0.18)
Net asset value, end of period (x)	$7.00	$6.99	$6.76	$6.22	$6.60
Total return (%) (r)(s)(t)(x)	1.91	5.54	11.27	(3.63)	3.67(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.70	1.74	1.84	1.84	1.87(c)
Expenses after expense reductions (f)(h)	1.48	1.51	1.78	1.80	1.80(c)
Net investment income (loss)	1.30	1.92	2.31	2.28	2.48(c)
Portfolio turnover	64	95	103	66	69
Net assets at end of period (000 omitted)	$4,365	$6,402	$11,016	$13,331	$18,387

Class C	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$6.97	$6.74	$6.21	$6.58	$6.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.13	$0.15	$0.15	$0.16(c)
Net realized and unrealized gain (loss)	0.04	0.24	0.53	(0.38)	0.08
Total from investment operations	$0.13	$0.37	$0.68	$(0.23)	$0.24
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.14)	$(0.15)	$(0.14)	$(0.18)
From net realized gain	(0.01)	—	—	—	—
Total distributions declared to shareholders	$(0.12)	$(0.14)	$(0.15)	$(0.14)	$(0.18)
Net asset value, end of period (x)	$6.98	$6.97	$6.74	$6.21	$6.58
Total return (%) (r)(s)(t)(x)	1.91	5.55	11.12	(3.55)	3.67(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.70	1.74	1.84	1.84	1.87(c)
Expenses after expense reductions (f)(h)	1.48	1.51	1.78	1.80	1.80(c)
Net investment income (loss)	1.30	1.90	2.31	2.26	2.48(c)
Portfolio turnover	64	95	103	66	69
Net assets at end of period (000 omitted)	$14,461	$19,035	$17,783	$19,834	$32,196
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$7.03	$6.79	$6.26	$6.63	$6.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.20	$0.21	$0.21	$0.22(c)
Net realized and unrealized gain (loss)	0.03	0.25	0.54	(0.38)	0.07
Total from investment operations	$0.19	$0.45	$0.75	$(0.17)	$0.29
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.21)	$(0.22)	$(0.20)	$(0.24)
From net realized gain	(0.01)	—	—	—	—
Total distributions declared to shareholders	$(0.19)	$(0.21)	$(0.22)	$(0.20)	$(0.24)
Net asset value, end of period (x)	$7.03	$7.03	$6.79	$6.26	$6.63
Total return (%) (r)(s)(t)(x)	2.78	6.73	12.15	(2.54)	4.54(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.70	0.74	0.84	0.84	0.87(c)
Expenses after expense reductions (f)(h)	0.48	0.51	0.77	0.80	0.80(c)
Net investment income (loss)	2.26	2.86	3.28	3.25	3.30(c)
Portfolio turnover	64	95	103	66	69
Net assets at end of period (000 omitted)	$159,393	$114,592	$50,067	$46,277	$90,086

Class R6	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$7.04	$6.80	$6.27	$6.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.20	$0.22	$0.15
Net realized and unrealized gain (loss)	0.04	0.25	0.53	(0.22)
Total from investment operations	$0.20	$0.45	$0.75	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.21)	$(0.22)	$(0.14)
From net realized gain	(0.01)	—	—	—
Total distributions declared to shareholders	$(0.20)	$(0.21)	$(0.22)	$(0.14)
Net asset value, end of period (x)	$7.04	$7.04	$6.80	$6.27
Total return (%) (r)(s)(t)(x)	2.87	6.81	12.22	(1.03)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.61	0.66	0.76	0.72(a)
Expenses after expense reductions (f)(h)	0.40	0.43	0.70	0.71(a)
Net investment income (loss)	2.28	2.95	3.37	3.53(a)
Portfolio turnover	64	95	103	66
Net assets at end of period (000 omitted)	$86,441	$26,095	$14,141	$12,798

See Notes to Financial Statements

Financial Highlights – continued
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	For financial highlights through October 31, 2018, in addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For Class R6, the period is from the class inception, March 2, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Income Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While still evaluating the impact to

Notes to Financial Statements  - continued
the fund of the June 30, 2023 discontinuation of the more commonly used U.S. dollar LIBOR settings, management has concluded that the December 31, 2021 planned cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings will not have a material impact on the fund.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information

Notes to Financial Statements  - continued
from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2021 in valuing the fund's assets or liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Mexico	$—	$—	$30,548	$30,548
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	158,179,626	—	158,179,626
Non - U.S. Sovereign Debt	—	21,211,990	—	21,211,990
Municipal Bonds	—	11,605,358	—	11,605,358
U.S. Corporate Bonds	—	165,358,101	—	165,358,101
Residential Mortgage-Backed Securities	—	1,724,665	—	1,724,665
Commercial Mortgage-Backed Securities	—	49,986,705	—	49,986,705
Asset-Backed Securities (including CDOs)	—	85,471,817	—	85,471,817
Foreign Bonds	—	72,496,511	—	72,496,511
Mutual Funds	20,877,994	—	—	20,877,994
Total	$20,877,994	$566,034,773	$30,548	$586,943,315
Other Financial Instruments
Futures Contracts – Assets	$382,054	$—	$—	$382,054
Futures Contracts – Liabilities	(227,061)	—	—	(227,061)
Forward Foreign Currency Exchange Contracts – Assets	—	11,620	—	11,620
Forward Foreign Currency Exchange Contracts – Liabilities	—	(24,107)	—	(24,107)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 10/31/20	$—
Transfers into level 3	30,548
Balance as of 10/31/21	$30,548
At October 31, 2021, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses

Notes to Financial Statements  - continued
are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$382,054	$(227,061)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	11,620	(24,107)
Total		$393,674	$(251,168)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$874,424	$ —
Foreign Exchange	—	(155,124)
Total	$874,424	$(155,124)

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$44,930	$ —
Foreign Exchange	—	(4,003)
Total	$44,930	$(4,003)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

Notes to Financial Statements  - continued
filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/21	Year ended 10/31/20
Ordinary income (including any short-term capital gains)	$11,984,817	$10,203,450
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/21
Cost of investments	$581,099,446
Gross appreciation	10,817,713
Gross depreciation	(4,831,338)
Net unrealized appreciation (depreciation)	$ 5,986,375
Undistributed ordinary income	2,389,105
Undistributed long-term capital gain	5,253,435
Other temporary differences	(1,031,440)
Total distributable earnings (loss)	$ 12,597,475
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/21	Year ended 10/31/20
Class A	$7,019,416	$6,400,848
Class B	94,813	175,744
Class C	287,765	382,447
Class I	3,437,213	2,597,372
Class R6	1,145,610	647,039
Total	$11,984,817	$10,203,450
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.45%
In excess of $2.5 billion	0.40%
The investment adviser has agreed in writing to reduce its management fee to 0.40% of the fund's average daily net assets annually up to $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2023. For the year ended October 31, 2021, this management fee reduction amounted to $475,110, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended October 31, 2021, this management fee reduction amounted to $58,320, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class's average daily net assets:
Classes
A	B	C	I	R6
0.73%	1.48%	1.48%	0.48%	0.40%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2023. For the year ended October 31, 2021, this reduction amounted to $512,501, which is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $22,968 for the year ended October 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 710,930
Class B	0.75%	0.25%	1.00%	1.00%	52,951
Class C	0.75%	0.25%	1.00%	1.00%	160,651
Total Distribution and Service Fees					$924,532
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2021, this rebate amounted to $1,242 and $11 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2021, were as follows:
Amount
Class A	$25,247
Class B	5,067
Class C	1,045
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2021, the fee was $111,976, which equated to 0.0236% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing

Notes to Financial Statements  - continued
costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $405,574.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.0151% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $8,061.
(4) Portfolio Securities
For the year ended October 31, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$232,477,790	$126,999,738
Non-U.S. Government securities	224,262,698	170,541,066

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	16,931,075	$120,018,762	10,812,634	$74,400,363
Class B	97,969	691,741	82,571	557,199
Class C	507,042	3,565,791	1,079,461	7,353,599
Class I	15,858,131	112,395,035	17,789,687	121,281,506
Class R6	9,639,930	68,241,651	2,428,151	16,478,416
	43,034,147	$304,912,980	32,192,504	$220,071,083
Shares issued to shareholders in reinvestment of distributions
Class A	952,064	$6,758,338	885,856	$6,100,278
Class B	12,815	90,461	23,750	161,862
Class C	40,594	285,791	53,673	365,908
Class I	466,802	3,306,346	353,145	2,433,029
Class R6	161,017	1,141,595	93,697	646,342
	1,633,292	$11,582,531	1,410,121	$9,707,419
Shares reacquired
Class A	(6,654,552)	$(47,185,184)	(7,065,398)	$(48,103,177)
Class B	(403,026)	(2,841,010)	(820,875)	(5,448,590)
Class C	(1,205,705)	(8,494,252)	(1,041,719)	(7,083,960)
Class I	(9,971,490)	(70,431,599)	(9,205,266)	(62,292,980)
Class R6	(1,236,935)	(8,754,831)	(892,540)	(6,095,134)
	(19,471,708)	$(137,706,876)	(19,025,798)	$(129,023,841)
Net change
Class A	11,228,587	$79,591,916	4,633,092	$32,397,464
Class B	(292,242)	(2,058,808)	(714,554)	(4,729,529)
Class C	(658,069)	(4,642,670)	91,415	635,547
Class I	6,353,443	45,269,782	8,937,566	61,421,555
Class R6	8,564,012	60,628,415	1,629,308	11,029,624
	25,195,731	$178,788,635	14,576,827	$100,754,661
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2021, the fund’s commitment fee and interest expense were $1,745 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$8,188,509	$422,029,443	$409,339,958	$—	$—	$20,877,994

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$6,613	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Income Fund and the Board of Trustees of
MFS Series Trust VIII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust VIII (the “Trust”)), including the portfolio of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VIII) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
December 15, 2021

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Neeraj Arora Philipp Burgener David Cole Alexander Mackey Joshua Marston Michael Skatrud

Board Review of Investment Advisory Agreement
MFS Income Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS has agreed in writing to reduce its advisory fee and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into

Board Review of Investment Advisory Agreement - continued
account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $1,192,987 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2021 and 2020, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Global Growth Fund	63,229	62,367

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS Income Fund	59,857	59,041

For the fiscal years ended October 31, 2021 and 2020, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Global Growth Fund	0	0	7,066	6,824	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Growth Fund*	0	0	0	0	5,390	3,790

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by Deloitte:
To MFS Global Growth Fund, MFS and MFS Related Entities#	12,456	905,964

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS Income Fund	0	0	10,943	10,795	1,089	1,079

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Income Fund*	1,663,649	1,790,828	0	0	110,620	104,750

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by E&Y:
To MFS Income Fund, MFS and MFS Related Entities#	2,003,001	2,118,183

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#

This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

	(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST VIII

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 15, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2021

*	Print name and title of each signing officer under his or her signature.